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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K


     Pursuant to Section 13 OR 15(D) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  June 7, 1996


                                 INCOMNET, INC.
                                 --------------
             (Exact name of registrant as specified in its charter)


                                   CALIFORNIA
                                   ----------
                 (State or other jurisdiction of incorporation)



          0-12386                                 95-2871296
          -------                                 ----------

   (Commission File Number)                    (I.R.S. Employer
                                               Identification No.)


21031 Ventura Boulevard, Suite 1100, Woodland Hills, California  91364
- ---------------------------------------------------------------  -----
(Address of principal executive offices)                         (Zip Code)


       Registrant's telephone number, including area code: (818) 887-3400


                                 NOT APPLICABLE
                                 --------------

              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document: 20

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                                TABLE OF CONTENTS



ITEM 5.   OTHER EVENTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3

SIGNATURES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 4


EXHIBITS

Settlement Agreement Between Incomnet, Inc.
 and Joel W Greenberg, dated as of May 9, 1996 . . . . . . . . . . . . . . . . A

Settlement Agreement Between Incomnet, Inc.
 and Sam D. Schwartz, dated June 7, 1996 . . . . . . . . . . . . . . . . . . . B


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ITEM 5.OTHER EVENTS


     On June 7, 1996, Incomnet, Inc. (the "Company") entered into an agreement with Joel W. Greenberg pursuant to which Mr. Greenberg resigned from the Boards of Directors of the Company, National Telephone & Communications, Inc. and Rapid Cast, Inc., effective May 9, 1996. Mr. Greenberg also paid short-swing profits of $44,424 to the Company, released it from all claims and agreed not to solicit proxies or attempt to assert control of the Company for a period of eight years. In consideration for Mr. Greenberg's covenants, the Company granted options to Mr. Greenberg to purchase 75,000 shares of its common stock for a price of $5.37 per share, exercisable until May 9, 2001, warrants to purchase 100,000 shares of the Company's common stock at an exercise price of $6.00 per share, exercisable until May 9, 2001, subject to certain conditions and warrants to purchase 50,000 shares of the Company's common stock at an exercise price of $7.00 per share, exercisable until May 9, 2001 subject to certain conditions. The Company also agreed to dismiss its lawsuit to collect short-swing profits from Mr. Greenberg and to indemnify him to the extent permitted under the California Corporations Code for claims which may be made for events occurring while he was a director of the Company. A copy of the complete agreement is attached hereto as Exhibit A. The disclosures regarding this agreement are qualified in their entirety by the actual contents of the agreement.

     On June 11, 1996, the Company's Board of Directors elected Gerald Katell to replace Mr. Greenberg on the Company's Board of Directors. The Board previously nominated Mr. Katell to stand for election to the Board at the Company's Annual Meeting, which is rescheduled for July 29, 1996. The meeting was previously scheduled for June 14, 1996.

     On June 7, 1996, the Company entered into a settlement agreement with Sam
D. Schwartz, the former President and Chairman of the Board of Directors of the Company, pursuant to which Mr. Schwartz agreed to pay short-swing profits of $2,128,424 plus interest at 8.25% per annum until June 7, 1996, and thereafter at the prime rate of interest quoted from time to time by the Bank of America in Los Angeles, California, in accordance with Section 16(b) of the Securities and Exchange Act of 1934, as amended. The settlement agreement will be effective upon its approval by the plaintiff and by the federal district court in the pending derivative lawsuit known as MORALES VS. INCOMNET, INC. AND SAM D. SCHWARTZ, CV 96-0225, filed in the Southern District of New York. There is no assurance that the plaintiff will agree to the settlement or that the court will approve it, or whether or when the settlement agreement will be effective.

     The settlement agreement applies only to transactions in the Company's stock engaged in by Mr. Schwartz from December 27, 1993 until September 1, 1995 which have been disclosed by Mr. Schwartz in Form 4 and Form 5 filings. Any short-swing profits earned on transactions not disclosed in such public filings are still subject to collection by the Company outside of the scope of the settlement agreement. After the settlement agreement was executed, the Company was notified by the plaintiff that there was evidence of additional transactions in the Company's common stock by Mr. Schwartz which appear not to have been reported on Form 4 or Form 5 filings. Consequently, the plaintiff is moving for additional discovery from Mr. Schwartz in the derivative lawsuit and for either
(a) a freeze of Mr. Schwartz's shares pending resolution of the lawsuit and payment of the short-swing profits, or (b) the voluntary deposit by Mr. Schwartz of 800,000 shares of his stock as security for the obligation until it is paid to the Company. It is uncertain at this time how the court will rule on the motions, how Mr. Schwartz will respond to the requests, and how the proceedings will effect the status of the existing settlement agreement. The Company is not objecting to the plaintiff's motions and requests.

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     The settlement agreement provides that the payment of short-swing profits plus interest will be made according to the following schedule: 20% on the effective date of the settlement agreement, 10% 90 days after the effective date, 10% 180 days after the effective date, 10% 270 days after the effective date, 10% 360 days after the effective date, 10% 450 days after the effective date, 10% 540 days after the effective date, and the balance 630 days after the effective date. The Company or Mr. Schwartz have the option to either have sufficient shares redeemed from Mr. Schwartz by the Company to pay the installments of short-swing profits plus interest, based on the average last sale price of the Company's common stock quoted on the NASDAQ market during the five trading days immediately preceding the payment date, or to have Mr. Schwartz sell shares in the open market or otherwise pay the installment in cash.

     On the effective date of the agreement, Mr. Schwartz has agreed to (i) pay the initial 20% installment and (2) deposit into an escrow account, in which the Company will have a perfected security interest, the number of his shares of the Company's common stock having an aggregate value equal to 120% of the outstanding balance of short-swing profits plus interest due (after the 20% downpayment), based on the average last sale price of the Company's common stock quoted on the NASDAQ market during the five trading days immediately preceding the day before the effective date. The Company will draw payments due pursuant to the settlement agreement from this escrow account. If the aggregate value of the shares in the escrow account is below the outstanding balance due on Mr. Schwartz's short-swing profit obligation to the Company for 15 consecutive trading days, then Mr. Schwartz is obligated to deposit additional shares into the escrow account to eliminate any deficiency. In any event, if for any reason the Company does not receive full payment of the short-swing profits plus interest by a date 630 days after the effective date of the agreement, then Mr. Schwartz is obligated to pay the balance to the Company.

     Pursuant to the settlement agreement, the Company reversed the redemption of 250,000 stock options tendered by Mr. Schwartz on August 18, 1995 and September 1, 1995. As a result, Mr. Schwartz owns those stock options in their original form. The stock options vest once National Telephone & Communications, Inc. earns an aggregate of $15,000,000 in pre-tax profits in any four consecutive fiscal quarters until December 31, 1997. The exercise price is $11.00 per share and they are exercisable for a period of three years after they vest. The Company has agreed to file a registration statement under the Securities Act of 1933, as amended, covering the shares issued upon the exercise of the stock options within 90 days after all of the options are exercised, if they are exercised.

     A copy of the complete agreement is attached hereto as Exhibit B. The disclosures regarding this agreement are qualified in their entirety by the actual contents of the agreement.

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                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.



                                      INCOMNET, INC.
                                      (Registrant)




Date: June 7, 1996                    By: /s/ Melvyn Reznick
                                      ----------------------------------
                                        Melvyn Reznick, President and Chief
                                        Executive Officer


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